                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 8, 2002
                                                         -----------------------



                               YELLOW CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      Delaware                          0-12255               48-0948788
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (IRS Employer
   of incorporation)                    Number)          Identification No.)




10990 Roe Avenue, P. O. Box 7563,  Overland Park, Kansas            66207
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code   (913) 696-6100
                                                   -----------------------------



                                  No Changes.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

The Company today has issued a supplement to its proxy statement to stockholders entitled to vote at the annual meeting scheduled for April 18, 2002 to indicate that, because of recent events involving Arthur Andersen, the Company's independent public accountants, the Audit Committee of the Board of Directors is reconsidering whether to appoint Arthur Andersen as the Company's independent public accountants for 2002.

This supplement to the proxy statement accordingly indicates that the Board of Directors has removed item 5, the proposal to approve appointment of independent public accountants, from the agenda for the annual meeting of stockholders and that no stockholder votes are required or requested with respect to the approval of Arthur Andersen as the Company's independent public accountants for the 2002 fiscal year. Stockholders who have previously submitted a proxy card do not need to vote again and any votes regarding the item pertaining to approval of independent public accountants will be disregarded. The Company does not intend to distribute new proxy cards.

Yellow Corporation is a holding company with wholly owned operating subsidiaries specializing in the national, regional and international markets providing for transportation of industrial, commercial and retail goods and transportation management services. Its largest subsidiary, Yellow Transportation is a national carrier offering a range of services for transportation and related movement of goods and materials. Meridian IQ is a non-asset based transportation solutions management company. SCS Transportation, Inc., a holding company, includes: Saia, providing overnight and second-day trucking service, Jevic Transportation, providing multi-regional less-than-truckload and truckload services. Headquartered in Overland Park, Kansas, Yellow employs approximately 28,000 employees



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    YELLOW CORPORATION
                                           -------------------------------------
                                                       (Registrant)



Date: April 8, 2002                             /s/ Donald G. Barger, Jr.
                                           -------------------------------------
                                                    Donald G. Barger, Jr.
                                                    Chief Financial Officer